IVY FUNDS
Delaware Ivy Total Return Bond Fund
(formerly, Delaware Ivy Pictet Targeted Return Bond Fund)
(the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses and Statement of Additional Information dated January 31, 2021, as amended and restated November 23, 2021

On December 17, 2021, the Fund’s Class Y share class liquidated.  Effective immediately, the Fund’s Class Y share class is closed to investors.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated December 22, 2021.